                  FOURTH AMENDMENT TO RESTATED CREDIT AGREEMENT

                            (and Security Agreement)

         THIS DOCUMENT is entered into as of September 27, 1999, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, BANK OF AMERICA, N.A. (formerly NationsBank, N.A., and formerly NationsBank of Texas, N.A., "AGENT"), as Agent for Lenders, and BANKERS TRUST COMPANY, CIBC INC., CREDIT LYONNAIS NEW YORK BRANCH, BANK ONE, N.A. (formerly The First National Bank of Chicago), GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

         Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1997, providing for a $200,000,000 revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as described in PARAGRAPH 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

         (A) The following definitions in SECTION 1.1 are entirely amended as follows:

                           APPLICABLE MARGIN means, for any day, the margin of
                  interest over the Base Rate, or the Eurodollar Rate, as the case may be, that is applicable when the Base Rate or Eurodollar Rate, as applicable, is determined under this agreement.

                                    (a) The Applicable Margin is subject to
                           adjustment (upwards or downwards, as appropriate) based on the ratio of the Companies' Funded Debt to EBITDA as stated in the table below.

                                    (b) From September 27, 1999, through the
                           date that Agent receives the Current Financials and Compliance Certificate for the fiscal quarter ending October 3, 1999, the Applicable Margin is deemed to be 1.500% for Eurodollar Rate Borrowings and 0.00% for Base-Rate Borrowings, and the Applicable Percentage is deemed to be 0.350%.

                                    (c) From the date that Agent receives the
                           Current Financials and Compliance Certificate for each of the fiscal quarters ending October 3, 1999, January 2, 2000, and March 26, 2000, the Applicable Margin may not be LESS THAN 1.500% for Eurodollar Rate Borrowings and 0.00% for Base-Rate Borrowings, and the Applicable Percentage may not be LESS THAN 0.350%;




                                                                FOURTH AMENDMENT

                           PROVIDED, HOWEVER, that the Applicable Margin and Applicable Percentage are subject to adjustment in accordance with the tables below.

                                    (d) After receipt of the Current Financials
                           and Compliance Certificate for the fiscal quarter ending March 26, 2000, the Applicable Margin and Applicable Percentage in effect at any time (whether in the middle of an Interest Period or otherwise) are based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the Current Financials and related Compliance Certificate then most recently received by Agent, effective as of the date received by Agent.

                                    (e) For purposes of the definitions of
                           APPLICABLE MARGIN and APPLICABLE PERCENTAGE, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

                                    (f) If Borrower fails to timely furnish to
                           Agent any Financials and related Compliance
                           Certificate as required by this agreement, then the maximum Applicable Margin and Applicable Percentage apply from the date those Financials and related Compliance Certificate are required to be delivered and remain in effect until Borrower furnishes them to Agent.

                                     RATIO OF FUNDED DEBT TO EBITDA               APPLICABLE        APPLICABLE
                                                                                  MARGIN FOR        MARGIN FOR
                                                                               EURODOLLAR RATE       BASE-RATE
                                                                                  BORROWINGS        BORROWINGS
                           Less than or equal to 3.00 to 1.00, but greater          2.000%             0.500%
                           than 2.50 to 1.00

                           Less than or equal to 2.50 to 1.00, but greater          1.750%             0.250%
                           than 2.00 to 1.00

                           Less than or equal to 2.00 to 1.00, but greater          1.500%             0.00%
                           than 1.50 to 1.00

                           Less than or equal to 1.50 to 1.00, but greater          1.250%             0.00%
                           than 1.00 to 1.00

                           Less than or equal to 1.00 to 1.00                       0.875%             0.00%

                           APPLICABLE PERCENTAGE means, subject to any
                  adjustment pursuant to the definition of Applicable Margin, for any day, a commitment-fee percentage applicable under
                  SECTION 4.4, subject to adjustment (upwards or downwards, as appropriate), based on the ratio of the Companies' Funded Debt to EBITDA, as follows:


                                                                FOURTH AMENDMENT

                                                                                               APPLICABLE
                                          RATIO OF FUNDED DEBT TO EBITDA                       PERCENTAGE
                           Less than or equal to 3.00 to 1.00, but greater than 2.50             0.450%
                           to 1.00

                           Less than or equal to 2.50 to 1.00, but greater than 2.00             0.400%
                           to 1.00

                           Less than or equal to 2.00 to 1.00, but greater than 1.50             0.350%
                           to 1.00

                           Less than or equal to 1.50 to 1.00, but greater than 1.00             0.300%
                           to 1.00

                           Less than or equal to 1.00 to 1.00                                    0.200%

                           EBITDA means:

                                    (a) for any Person, for any period, and
                           without duplication, the SUM of (i) Net Income (without regard to extraordinary items), PLUS (ii) to the extent actually deducted in calculating Net Income, Interest Expense, income Taxes, and depreciation and amortization from continuing operations, and (iii) MINUS or PLUS, respectively, any net gains or losses from discontinued operations that are not extraordinary items; and

                                    (b) for purposes of calculating the
                           Companies' EBITDA for any four-quarter period, the Companies' EBITDA for that period shall, to the extent reflected in Financials acceptable to Agent, include the EBITDA of any Person that became a Subsidiary of Borrower or was merged with or consolidated into Borrower during that period as if it had been acquired, merged, or consolidated at the beginning of that period.

                           LC means a commercial or standby letter of credit
                  issued for the account of Borrower by an Issuing Lender under this agreement and under an LC Agreement.

         (B) The clause "...on its face does not comply with the terms of..." in SECTION 2.3(D) is changed to "...on its face does not substantially comply with the terms of...".

         (C) The penultimate sentence of SECTION 2.3(D) is amended by adding the following clause at the end of that sentence:

               as determined by a court of competent jurisdiction.

         (D) The last sentence of SECTION 2.3(F) is entirely amended as follows:


                                       3
                                                                FOURTH AMENDMENT

                  Any action taken or omitted or to be taken by Agent, any Co-Agent, or any Issuing Lender in connection with any LC if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction) shall not create for Agent, any Co-Agent, or such Issuing Lender any resulting liability to any other Lender or any Company.

         (E)      SECTION 5.5(C) is entirely amended as follows:

                           (c) Agent shall, upon Borrower's written request and
                  at Borrower's cost and expense, cause the Lender Liens on all Collateral under SECTION 5.2 and 5.3 to be released upon satisfaction of all of the following conditions precedent: (i) The Release Event has occurred; (ii) for at least two consecutive fiscal quarters ending immediately before the requested release, the ratio of the Companies' Funded Debt (as of the last day of those fiscal quarters) to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on those last days was LESS THAN 2.25 to 1.00; (iii) Borrower has delivered its audited Financials and related Compliance Certificate in accordance with SECTION 8.1(A) for the fiscal year ending June 25, 2000; and (iv) no Default or Potential Default then exists.

         (F)      SECTION 9.10 is entirely amended as follows:

                           9.10 DISTRIBUTIONS. No Restricted Company may
                  declare, make, or pay any Distribution EXCEPT (a) Distributions paid in the form of additional equity that is not mandatorily redeemable, (b) Distributions to any other Restricted Company, and (iii) other Distributions by Borrower SO LONG as immediately after giving effect to any such other Distribution (i) no Default or Potential Default exists and
                  (ii) the total amount of all such other Distributions paid during the period (A) beginning June 28, 1999, and ending upon delivery of the Financials and Compliance Certificate for the fiscal quarter ending January 2, 2000, as required by SECTION 8.1(B), does not exceed $60,000,000 and (B) beginning June 28, 1999, never exceeds $90,000,000.

         (G)      A new SECTION 9.18 is added as follows:

                           9.18 CAPITAL EXPENDITURES. No Company may make
                  expenditures for the acquisition, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) that total for all of the Companies MORE THAN $10,000,000 during any of the three fiscal quarters ending October 3, 1999, January 2, 2000, and March 26, 2000; PROVIDED that allowable expenditures under this section not utilized during the respective fiscal quarter may be carried forward and utilized during the next succeeding fiscal quarters.

         (H)      SECTION 10.1 is entirely amended as follows:

                           10.1 NET WORTH. The Companies' Net Worth, determined
                  as of the last day of each fiscal quarter of Borrower, to be LESS than the SUM of (a) $175,000,000, PLUS (b) 50% of the Companies' cumulative Net Income (without deduction for losses) after



                                       4
                                                                FOURTH AMENDMENT

                  June 25, 2000, PLUS (c) 75% of the net (I.E., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by Borrower after the date of this agreement.

         (I)      SECTION 10.2 is entirely amended as follows:

                           10.2 DEBT/EBITDA. The RATIO of the Companies' Funded
                  Debt as of the last day of each fiscal quarter (commencing with the quarter of Borrower ending October 3, 1999) TO EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to EXCEED (i) after the Release Event has occurred, the other conditions for the release of Collateral have been satisfied, and Agent has released the Collateral, 2.50 to 1.00 and (ii) otherwise, 3.00 to 1.00. For purposes of this section, EBITDA shall exclude the $34,400,000 restructuring charge recorded in the fiscal quarter ending June 28, 1999.

         (J)      SECTION 10.3 is entirely amended as follows:

                           10.3 INTEREST COVERAGE. The RATIO, determined as of
                  the last day of each fiscal quarter (commencing June 25, 2000) of Borrower for the four quarters then ended of (a) the DIFFERENCE of the Companies' EBITDA MINUS Capital Expenditures TO (b) Interest Expense to be LESS THAN 3.50 to 1.00. For purposes of calculating the Companies' Capital Expenditures and Interest Expense for any four-quarter period, the Companies' Capital Expenditures and Interest Expense for that period shall, to the extent reflected in Financials acceptable to Agent, include the Capital Expenditures and Interest of any Person that became a Subsidiary of Borrower or was merged with or consolidated into Borrower during that period as if it had been acquired, merged, or consolidated at the beginning of that period.

         (K)      A new SECTION 10.4 is added as follows:

                           10.4 CONSOLIDATED EBITDA. The Companies' EBITDA to be
                  LESS THAN (a) for the fiscal quarter ending October 3, 1999, $11,500,000, (b) for the six-month period ending January 2, 2000, $24,000,000, and (c) for the nine-month period ending March 26, 2000, $41,000,000.

         (L) SCHEDULE 2.1 and EXHIBIT B-4 are amended in the forms of, and all references in the Loan Documents to that schedule and exhibit are changed to, the attached SECOND AMENDED SCHEDULE 2.1 and AMENDED EXHIBIT B-4, respectively.

3. AMENDMENT TO SECURITY AGREEMENT. ANNEX 1 to the Security Agreement dated as of March 31, 1995, between Borrower, certain of its Subsidiaries, and Agent, is entirely amended in the form of, and all references to that annex in that Security Agreement are changed to, the attached AMENDED ANNEX 1.

4. CONDITIONS PRECEDENT. PARAGRAPHS 2 and 3 above are not effective until Agent receives (A) counterparts of this document executed by Borrower and Determining Lenders, (B) an amendment fee to be paid to each Lender who has executed and delivered to Agent a counterpart of this



                                       5
                                                                FOURTH AMENDMENT
document by 5:00 p.m. Atlanta time on September 24, 1999, equal to 0.15% of that Lender's Commitment, and (C) all other fees and expenses due and payable to Agent under all Loan Documents.

5. RATIFICATIONS. Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that (except as permitted by SECTION 5.5) all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6. REPRESENTATIONS. To induce Agent, Co-Agents, and Determining Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Determining Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material Adverse Event, Default, or Potential Default exists.

7. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

 8. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.


                                       6
                                                                FOURTH AMENDMENT

         EXECUTED as of the date first stated in this Fourth Amendment to Restated Credit Agreement.


MAGNETEK, INC., as Borrower

By
   ---------------------------------------
   John P. Colling, Jr., Vice President
   and Treasurer

BANK OF AMERICA, N.A.  (formerly NationsBank,
N.A., and formerly NationsBank of Texas, N.A.), as Agent and a Lender


By
   ---------------------------------------
   Nancy S. Goldman, Principal


BANKERS TRUST COMPANY, as a Co-Agent
and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


CIBC INC., as a Co-Agent and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as a Co-Agent and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


BANK ONE, N.A. (formerly the First National
Bank of Chicago), as a Co-Agent and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------



GENERAL ELECTRIC CAPITAL CORPORATION
(assignee of The Long-Term Credit Bank of
Japan, Ltd.), as a Co-Agent and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


UNION BANK OF CALIFORNIA, N.A., as a Co-Agent and a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


ARAB BANKING CORPORATION (B.S.C.), as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------



                                 SIGNATURE PAGE

FIRST UNION NATIONAL BANK,  as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------

FUJI BANK, LIMITED, ATLANTA AGENCY, as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


NATEXIS BANQUE (formerly Banque Francaise du Commerce Exterieur), as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


THE SUMITOMO BANK, LIMITED,  as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------

BANK HAPOALIM, (assignee, in part, of Societe
Generale, Southwest Agency), as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


CREDIT AGRICOLE INDOSUEZ (formerly Caisse
Nationale de Credit Agricole), as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------

THE TOKAI BANK, LTD. NEW YORK BRANCH,
as a Lender


By
   ---------------------------------------
   Name:
          --------------------------------
   Title:
          --------------------------------



                                 SIGNATURE PAGE

                                   PAGE 2 OF 2